Exhibit (10)(iii)(A)(2.1)

AMENDMENT TO BROADWING INC.

DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS

The Broadwing Inc. Deferred Compensation Plan for Outside Directors (the “Plan”) is hereby amended, effective as of May 27, 2003 and in order to reflect the change in the name of the sponsor of the Plan from Broadwing Inc. to Cincinnati Bell Inc., in the following respects.

1.      The name of the Plan is amended to be the “Cincinnati Bell Inc. Deferred Compensation Plan for Outside Directors”.

2.      Section 2.1.4 of the plan is amended in its entirety to read as follows:

2.1.4      “Cincinnati Bell Shares” shall mean common shares of the Company

3.      Section 2.1.6 of the Plan is amended in its entirety to read as follows:

2.1.6      “Company” shall mean Cincinnati Bell Inc. (which corporation was named Broadwing Inc. from April 20, 2000 to May 27, 2003).

4.      Each reference in the Plan to “Broadwing Shares” or “Broadwing Share” is amended to be a reference to “Cincinnati Bell Shares” or “Cincinnati Bell Share”, respectively.

IN ORDER TO EFFECT THE FOREGOING CHANGES TO THE PLAN, the Plan’s sponsor, Cincinnati Bell Inc., has caused its name to be subscribed to this Plan amendment.

CINCINNATI BELL INC.

By:	/s/ Christopher J. Wilson
Title:	V.P. and General Counsel
Date:	8-15-03